[DEUTSCHE ASSET MANAGMENT LETTERHEAD]

Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act




I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Deutsche Cash Management Fund Investment, a series of Scudder Advisor Funds, on Form N-CSR of the Deutsche Cash Management Fund Investment (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 19, 2003                                 /s/Richard T. Hale
                                                --------------------------------
                                                Richard T. Hale
                                                Chief Executive Officer
                                                Deutsche Cash Management Fund
                                                Investment, a series of
                                                Scudder Advisor Funds

                                           [DEUTSCHE ASSET MANAGMENT LETTERHEAD]


Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Deutsche Cash Management Fund Investment, a series of Scudder Advisor Funds, on Form N-CSR of the Deutsche Cash Management Fund Investment (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 19, 2003                                 /s/Charles A. Rizzo
                                                --------------------------------
                                                Charles A. Rizzo
                                                Chief Financial Officer
                                                Deutsche Cash Management Fund
                                                Investment, a series of
                                                Scudder Advisor Funds

                                           [DEUTSCHE ASSET MANAGMENT LETTERHEAD]


Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Deutsche Treasury Money Fund Investment, a series of Scudder Advisor Funds, on Form N-CSR of the Deutsche Treasury Money Fund Investment (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 19, 2003                                  /s/Richard T. Hale
                                                 -----------------------
                                                 Richard T. Hale
                                                 Chief Executive Officer
                                                 Deutsche Treasury Money Fund
                                                 Investment, a series of
                                                 Scudder Advisor Funds

                                           [DEUTSCHE ASSET MANAGMENT LETTERHEAD]

Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Deutsche Treasury Money Fund Investment, a series of Scudder Advisor Funds, on Form N-CSR of the Deutsche Treasury Money Fund Investment (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 19, 2003                             /s/Charles A. Rizzo
                                            ------------------------------
                                            Charles A. Rizzo
                                            Chief Financial Officer
                                            Deutsche Treasury Money Fund
                                            Investment, a series of
                                            Scudder Advisor Funds